SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   April 2, 2004
                                                --------------------------------


                          FIRST MONTAUK FINANCIAL CORP.
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(Exact name of Registrant as specified in charter)


       New Jersey                      0-6729                  22-1737915
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(State or other jurisdic-          (Commission               (IRS Employer
 tion of incorporation)            File Number)             Identification No.)

Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, N.J.       07701
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Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code  (732) 842-4700
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         (Former name or former address, if changed since last report.)



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Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.
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(c) Exhibits.
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             The following exhibit is filed herewith.
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Exhibit No.          Description
99.1                 Press release issued by First Montauk Financial Corp. dated
                     April 2, 2004.

Item 12:  Results of Operations and Financial Condition.

     On April 2, 2004, First Montauk Financial Corp. (the "Registrant") issued a press release announcing results for the fiscal year ended December 31, 2003. A copy of the press release is attached as exhibit 99.1. The information in this report shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2004                              First Montauk Financial Corp.
                                                  (Registrant)


                                                  By /s/ Victor K. Kurylak
                                                    ----------------------------
                                                    Victor K. Kurylak, President

                             FOR IMMEDIATE RELEASE

            FIRST MONTAUK REPORTS FINANCIAL RESULTS FOR FISCAL 2003

Red Bank, NJ - April 2, 2004 - First Montauk Financial Corp. (OTC/BB: FMFK), a nationwide provider of investment services through independent financial professionals, today announced financial results for the year ended December 31, 2003.

Total revenues for the fiscal year increased by 21%, to $58.2 million, compared to $48 million for the year ended December 31, 2002. The Company credits this substantial increase in revenues to a stronger volume of transaction business. The Company also reported a net loss applicable to common stockholders of $3.5 million or $.40 per basic and diluted share for fiscal 2003, compared to a net loss applicable to common stockholders of $3.1 million or $.36 per basic and diluted share for fiscal 2002. The Company primarily attributes this loss to ongoing litigation expenses.

Victor K. Kurylak, President and COO of Montauk Financial Group, commented, "Improved economic conditions and increased investor participation in the equity markets led to a significant growth in revenues in 2003. Although we are pleased with the increase in revenue, we are disappointed by the losses, which were attributed mainly to litigation expenses. We have improved our compliance and supervisory controls and revised our litigation management procedures. We are hopeful that these measures will lead to improved control of our risks and litigation costs going forward."

"The economic rebound in 2003 has boosted confidence and encouraged many entrepreneurs to start their own businesses. First Montauk's business model - the financial professional as an independent affiliate - lends itself well to this entrepreneurial spirit. To that end, our efforts to recruit additional qualified financial professionals are yielding positive results as we seek to expand our affiliate branches and our revenue in 2004," continued Kurylak.

Montauk Financial Group is a service mark of First Montauk Securities Corp., Member NASD/SIPC. First Montauk Financial Corp. is the parent company of First Montauk Securities Corp., a registered securities broker/dealer headquartered in Red Bank, NJ, with approximately 60,000 retail and institutional accounts. The Company's ability to offer quality support services, in-house and third party research, advanced networked information systems and a competitive commission payout structure has attracted approximately 450 independent, professional registered representatives across the country. Additional information is available at the Company's website at www.montaukfinancial.com.

Statements contained in this news release regarding expected financial results of the Company and First Montauk Securities Corp., and other planned events are forward-looking statements, subject to uncertainties and risks, many of which are beyond the Company's control including, but not limited to, market conditions, interest rate and currency fluctuations, dependence on key personnel, each of which may be impacted, among other things, by economic, competitive or regulatory conditions. These and other applicable risks are summarized under the caption "Factors Affecting Forward Looking Statements" in the Company's Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission. Forward-looking statements by their nature involve substantial risks and uncertainties. As a result, actual results may differ materially depending on many factors, including those described above. The Company cautions that historical results are not necessarily indicative of the Company's future performance.


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                 FIRST MONTAUK FINANCIAL CORP. AND SUBSIDIARIES
                  CONSOLIDATED CONDENSED STATEMENTS OF INCOME


                    In 000's (except for per share amounts)


                                                      Year ended December 31,

                                                  2003                  2002

Revenues                                       $58,227                $47,967

Expenses                                        61,246                 50,633
                                                ------                 ------
Loss before income taxes                        (3,019)                (2,666)

Provision for income taxes                         499                    294
                                                 -----                  -----
Net loss                                        (3,518)                (2,960)
                                                 =====                  =====
Net loss applicable
to common stockholders                          (3,543)                (3,060)
                                                 =====                  =====
Per share of common stock:
 Basic and diluted                               (0.40)                 (0.36)
                                                  ====                   ====

Number of common shares                      8,784,103              8,551,932
used in basic and diluted                    =========              =========
loss per share







Contact:
                                                      Katy Paul
Montauk Financial Group                               Shareholder Relations
William J. Kurinsky, Vice Chairman, CEO               732-842-4700, ext. 4220
(800) 876-3672                                        info@montaukfinancial.com